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                                                                   EXHIBIT 10.30


September 12, 1997

Mr. Irwin Meyer
12610 Promontory Road
Los Angeles, CA90049

                           Re: AMENDMENT TO AGREEMENT

Dear Mr. Meyer:

      Reference is hereby made to the certain agreement by and among THE PRODUCERS ENTERTAINMENT GROUP LTD. (the "Company"), a Delaware corporation, and IRWIN MEYER, dated as of the 1st day of October, 1995 (the "Agreement").

      The parties hereby amend the Agreement to provide the following:

      The Term of this Agreement shall be and is extended through June 30, 2002.

      All other terms and conditions shall remain in full force and effect unless and until modified in writing and signed by the parties.

      If the aforementioned is agreed and accepted, please acknowledge same by executing as indicated below.


Sincerely,                                  ACCEPTED & AGREED:
THE PRODUCERS ENTERTAINMENT
GROUP LTD.                                  _____________________
                                            Irwin Meyer


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--------------------------------
By: Arthur H. Bernstein
    Senior Vice President